Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of The Connecticut Water Service, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Eric W. Thornburg, Chief Executive Officer of the Company, and David C. Benoit, the Chief Financial Officer of the Company, do each hereby certify, to the best of his knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.
/s/ Eric W. Thornburg
Eric W. Thornburg
Chief Executive Officer
May 10, 2006
/s/ David C. Benoit
David C. Benoit
Chief Financial Officer
May 10, 2006